Exhibit 10.21

The order number set forth below with prefix and suffix, must appear on all correspondence, invoices, packing slips, shipping papers and containers.

Acceptance of this order is expressly limited to the Terms and Conditions appearing on the face and on the reverse side hereof and to any Terms and Conditions attached hereto.

The vendor must forward to NCI

1.     A copy of the signed shipping receipt.

2.     On all warrantee items:

A copy of the warrantee, and a list of serial numbers if applicable.

3.     Send invoices to the address at right to the

Attention of Accounts Payable.

NCI INFORMATION SYSTEMS, INC. 11730 PLAZA AMERICA DRIVE RESTON, VA 20190	PURCHASE ORDER P.O. #: 19493 G/L #: 9242-001-43 00 PAGE 1 OF 2

ORDER TO:	NET COMMERCE CORPORATION 12007 SUNRISE VALLEY DRIVE RESTON, VA 20091	SHIP TO:	NCI INFORMATION SYSTEMS, 11730 PLAZA AMERICA DRIVE SUITE 700 RESTON, VA 20190

CONTACT:	RICK KALSI	DELIVER TO:	LEN TRAMMELLE
PHONE:	703-707-1880

		F.O.B:	DESTINATION

P.O. NO.	P.O. DATE	BUYER	VENDOR NO.	TERMS	SHIP VIA
19493	02/10/05	RYAN, DANI	N00501	N30	BEST WAY

ITEM NUMBER	DESCRIPTION	REQ. DATE	QTY.	UNIT COST	EXT. COST

THIS CHANGE ORDER IS ISSUED AS A NO COST EXTENSION THROUGH 9/30/5 FOR LINE ITEMS 4-6.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME. THIS PURCHASE ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF SUBCONTRACT NUMBER SC001-9242-DCDMV.

001. 9242 - 001 - 43 00	CONVERSION TECH II (LC-E4)	06/30/05	12940.00/HRS	19.4400	251553.60

002. 9242 - 001 - 43 00	CONVERSION TECH III (LC-F4)	06/30/05	1680.00/HRS	37.1800	62462.40

003. 9242 - 001 - 43 00	PROJECT MANAGER (LC-H4)	06/30/05	80.00/HRS	79.7300	6378.40

004. 9242 - 001 - 43 00	CONVERSION TECH II (LC-E5)	09/30/05	3240.00/HRS	19.7800	64087.20

005. 9242 - 001 - 43 00	CONVERSION TECH III (LC-F5)	09/30/05	420.00/HRS	38.4800	16161.60

006. 9242 - 001 - 43 00	PROJECT MANAGER (LC-H5)	09/30/05	20.00/HRS	82.600	1652.00

NOTES:				TOTAL

THIS COMPANY IS A FEDERAL GOVERNMENT CONTRACTOR SUBJECT TO THE AFFIRMATIVE ACTION REQUIREMENTS OF EXECUTIVE ORDER 11245, AS AMENDED, SECTION 503 OF THE REHABILITATION ACT OF 1973, AS AMENDED, AND 38 U.S.C. SECTION 2012 (THE VIETNAM ERA VETERANS READJUSTMENT ASSISTANCE ACT OF 1974), AS AMENDED, THE EQUAL OPPORTUNITY CLAUSE OF 41 C.F.R. 60-1.4 AND THE AFFIRMATIVE ACTION CLAUSES OF 41 C.F.R. 60-250.4 AND 741 ARE INCORPORATED BY REFERENCE.

☐ PURCHASING	☐ ACCOUNTS PAYABLE	☐ VENDOR	☐ REQUESTOR	☐ RECEIVING

The order number set forth below with prefix and suffix, must appear on all correspondence, invoices, packing slips, shipping papers and containers.

Acceptance of this order is expressly limited to the Terms and Conditions appearing on the face and on the reverse side hereof and to any Terms and Conditions attached hereto.

The vendor must forward to NCI

1.     A copy of the signed shipping receipt.

2.     On all warrantee items:

A copy of the warrantee, and a list of serial numbers if applicable.

3.     Send invoices to the address at right to the

Attention of Accounts Payable.

NCI INFORMATION SYSTEMS, INC. 11730 PLAZA AMERICA DRIVE RESTON, VA 20190	PURCHASE ORDER P.O. # : 19493 G/L # : 9242-001-43 00 PAGE 2 OF 2

ORDER TO: NET COMMERCE CORPORATION	SHIP TO: NCI INFORMATION SYSTEMS,

P.O. NO.	P.O. DATE	BUYER	VENDOR NO.	TERMS	SHIP VIA
19493

ITEM NUMBER	DESCRIPTION	REQ. DATE	QTY.	UNIT COST	EXT. COST
007. 9242-001-44 00	SOFTWARE LICENSE	08/15/05	1.00/EA	797.5000	797.50

008. 9242-001-44 00	ODC’S FOR 7.5 MTHS	09/30/05	0.00	0.0000	3780.00

009. 9242-001-44 00	PAPER SHREDDING FOR 7.5 MTHS	09/30/05	0.00	0.0000	1118.00

010. 9242-001-44 00	TRAVEL COSTS (AS INCURRED)	09/30/05	0.00	0.0000	1135.00

NOTES: OVERSHIPMENTS NOT ACCEPTED				TOTAL	409,125.70

TAX EXEMPT CERTIFICATE NUMBER: SUPPLIED UPON REQUEST

THIS COMPANY IS A FEDERAL GOVERNMENT CONTRACTOR SUBJECT TO THE AFFIRMATIVE ACTION REQUIREMENTS OF EXECUTIVE ORDER 11245, AS AMENDED, SECTION 503 OF THE REHABILITATION ACT OF 1973, AS AMENDED, AND 38 U.S.C. SECTION 2012 (THE VIETNAM ERA VETERANS READJUSTMENT ASSISTANCE ACT OF 1974), AS AMENDED, THE EQUAL OPPORTUNITY CLAUSE OF 41 C.F.R. 60-1.4 AND THE AFFIRMATIVE ACTION CLAUSES OF 41 C.F.R. 60-250.4 AND 741 ARE INCORPORATED BY REFERENCE.				/s/ Illegible
				Authorized Signature

☐ PURCHASING	☐ ACCOUNTS PAYABLE	☐ VENDOR	☐ REQUESTOR	☐ RECEIVING